UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	March 26, 2024
THE TIMKEN COMPANY
(Exact name of registrant as specified in its charter)

Commission file number: 1-1169

Ohio		34-0577130
(State or other jurisdiction of incorporation or organization)		(I.R.S. Employer Identification No.)

4500 Mount Pleasant Street NW
North Canton	Ohio	44720-5450
(Address of principal executive offices)		(Zip Code)

234.262.3000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Shares, without par value	TKR	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 26, 2024, Richard G. Kyle, President and Chief Executive Officer of The Timken Company (the “Company”) and member of the Company’s Board of Directors (the “Board”), notified the Company of his intention to retire from his position as President and Chief Executive Officer. Mr. Kyle will remain on the Board following his retirement.

In connection with Mr. Kyle’s notification, the Company has reached an agreement with Tarak Mehta to become the President and Chief Executive Officer of the Company on September 5, 2024 following the conclusion of a negotiated transition period with his current employer (the “Appointment Date”). Mr. Mehta, age 57, currently serves as President, Motion Business Area and a Member of the Group Executive Committee of ABB Ltd, a technology leader in electrification and automation. During his 26-year career with ABB, Mr. Mehta has held a variety of roles of increasing responsibility, including President Electrification Products (2015-2022) and President Low Voltage Products (2010-2015), among others. Mr. Mehta is expected to be appointed to the Board of the Company at a later date.

Mr. Kyle will remain in his current position as President and Chief Executive Officer until the Appointment Date, after which he will continue to serve as an employee of the Company as Advisor to the CEO for a transition period (the “Transition Period”). Mr. Kyle will continue to act as the Company’s principal executive officer through the filing of the Company’s Quarterly Report on Form 10-Q for the period ended September 30, 2024, at which point Mr. Mehta will assume such role. Mr. Kyle will receive no additional compensation for his service as a Director while he is an employee of the Company.

SIGNATURES
    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE TIMKEN COMPANY

By:	/s/ Hansal N. Patel
Hansal N. Patel
Vice President, General Counsel & Secretary
Date: April 1, 2024